Sale of Vessels	6 Months Ended
Jun. 30, 2014
Discontinued Operations and Disposal Groups [Abstract]
Sale of Vessels
10.	Sale of Vessels

In May 2014, the Company sold two wholly-owned subsidiaries, each of which owned one VLCC, to TIL for aggregate proceeds of $154 million plus related working capital on closing of $1.7 million. The Company received $154 million in cash during the second quarter of 2014 and the remainder of the purchase price was received from TIL in July 2014. The Company used $152 million of the sale proceeds to prepay one of the Company’s revolving credit facilities and the remainder of the proceeds will be used for general corporate purposes.

The Company recognized a $10.0 million gain on the sale of the two subsidiaries to TIL in the quarter ended June 30, 2014, which is reflected in the Company’s consolidated statements of income (loss).